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                                                                    EXHIBIT 99.2

                               SECURITY AGREEMENT

     This Security Agreement (this "Agreement") is hereby made as of the 30th day of March, 2006 by and between NEUTRON ENTERPRISES, INC., a Nevada corporation with an address at 450 Matheson Blvd. Unit 67, Mississauga, Ontario L4Z 1R5, Canada ("Debtor") and GENEVA CAPITAL TRUST, a British West Indies Trust with an address at 12 rue de la Corraterie, 1211 Geneve, 11 Switzerland ("Secured Party").

     WHEREAS, Debtor and Secured Party entered into a Secured Note of even date herewith; and

     WHEREAS, in connection with the foregoing, the Debtor has agreed to secure the amounts due under the Note, and any subsequent indebtedness, as set forth herein;

     NOW, THEREFORE, in consideration of the willingness of the Secured Party to enter into the Note and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Secured Party and Debtor hereby agree as follows:

     1. Security Interest. As security for the Secured Obligations (as defined herein), the Debtor hereby grants to Secured Party a security interest in and lien on all of the tangible and intangible property and assets, including without limitation all personal property and fixtures, of the Debtor, wherever located, whether now owned or existing or hereafter acquired or arising, together with any and all additions thereto or replacements and proceeds and products thereof (collectively, the "COLLATERAL"). The Collateral includes, without limitation, all of Debtor's:

      a.    Accounts;
      b.    Chattel Paper (including Electronic Chattel Paper, if any);
      c. Deposit Accounts (excluding clients' funds and other fiduciary accounts);
      d.    Documents;
      e.    Equipment;
      f.    Instruments;
      g.    Inventory;
      h.    Investment Property;
      i.    Letter-of-credit Rights; and
      j.    General Intangibles

     Each term listed above has the meaning given to such term in Article 9 of the Uniform Commercial Code, as adopted by the State of Nevada, or any similar equivalent legislation (the "UCC").

     2. Obligations Secured. The security interest granted hereby shall secure the due and punctual payment and performance of the liabilities and obligations of the Debtor to the Secured Party (collectively, the "SECURED OBLIGATIONS").
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     3. Debtor's Representations and Warranties.

          a. Debtor represents and warrants that:

               i. It is a corporation validly existing, in good standing and organized under the jurisdiction of the State of Nevada;

               ii. Its full legal name as set forth in its Certificate of Incorporation is Neutron Enterprises, Inc.. Its principal place of business is located at 450 Matheson Blvd. Unit 67, Mississauga, Ontario L4Z 1R5, Canada;

               iii. It is the lawful owner of the Collateral and it has the sole right to grant a security interest therein;

               iv. the execution, delivery and performance hereof and of the Note are within the Debtor's powers, have been duly authorized, are not in contravention of the terms of Debtor's charter documents, nor of any indenture, agreement or undertaking to which the Debtor is a party or by which it is bound.

     4. Debtor's Covenants. Debtor covenants that

          a. It will provide the Secured Party with thirty (30) days' prior notice of any change in (i) its jurisdiction of organization,
               (ii) its name, (iii) its principal executive office or any other place of business, or (iv) the location of any Collateral;

          b. It will defend the Collateral against all claims and demands of all persons and entities.

          c. It will keep the Collateral in good order and repair and insured at all times

          d. it will not sell or otherwise dispose of any of the Collateral or any interest therein except in the ordinary course of business or as otherwise permitted by an agreement among the parties hereto;

          e. It will not incur any indebtedness without the written consent of the Secured Party, which shall not be unreasonably withheld, except for:

                    i.   indebtedness outstanding on the date hereof;

                    ii. accounts payable arising out of trade credit arising in the ordinary course of business;

                    iii. accrued expenses arising in the ordinary course of
                         business; and

                    iv.  taxes arising in the ordinary course of business.

     5. General Obligations of Debtor.

          a. Financing Statements. At the request of the Secured Party, Debtor agrees to execute one or more financing statements and such other documents as the Secured Party reasonably deems necessary to enable the Secured Party to perfect or from time to time renew the security interest granted hereby.

          b.   Reimbursement. Debtor will reimburse Secured Party within thirty
               (30) days after demand for any sums paid or advanced by Secured Party to satisfy any tax, lien or security interest, trade debt or other encumbrance on the Collateral to the extent attributable to or caused by Debtor, provided, however, that Secured Party shall not be obligated to make any such payments and further provided that Secured Party shall not pay any such sum until the expiration of thirty (30) days after written notice thereof to Debtor. Any such sums paid or advanced by Secured Party shall be deemed secured by the Collateral and constitute part of the Secured Obligations.
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     6. Default. Debtor shall be in default under this Agreement upon the happening of any of the following events or conditions (each an "EVENT OF DEFAULT"), without demand or notice from Secured Party:

          a. Any default (beyond applicable notice and cure periods to the extent set forth therein) under the Note;

          b. Failure of Debtor to perform any of its agreements or covenants in this Agreement continuing for thirty (30) days after written notice, provided that Debtor shall not be in default hereunder if such default is not capable of cure within said thirty-day period but it diligently proceeds to correct any such failure of performance and diligently prosecutes such cure to completion; and

          c. Irrevocable dissolution; irrevocable termination of existence, insolvency or business failure of the Debtor, or the appointment of a receiver of any part of Debtor's property, or an assignment or trust mortgage for the benefit of creditors by Debtor.

     7. Secured Party's Rights Upon Default. If any Event of Default shall have occurred and be continuing, the Secured Party may declare all of the Secured Obligations to be immediately due and payable and shall then have the following rights and remedies:

          a. All rights and remedies available at law or in equity, including those provided by the UCC;

          b.   All rights and remedies provided in this Agreement;

          c. All rights and remedies provided in the Note or any other agreement between the parties hereto pertaining to any of the Secured Obligations.

     8. Additional Rights and Remedies of Secured Party. If any Event of Default shall have occurred and be continuing, the Secured Party shall have the right to:

          a. Notify account debtors and other obligors on the Collateral to make payments directly to the Secured Party and to enforce the Debtor's rights against such account debtors and obligors;

          b. Take possession of the Collateral and, in addition thereto, enter upon any premises on which the Collateral or any part thereof may be situated and remove the same therefrom;

          c. Sell, lease or otherwise dispose of the Collateral, provided that the Secured Party will give the Debtor at least ten (10) days' prior notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made; and
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          d.   Have a receiver, trustee or liquidator or other similar official
               (a "RECEIVER") appointed by a court of competent jurisdiction for the purposes of collecting all rents, issues, profits, fees, revenues and other income of the business of the Debtor, or of liquidating all or any part of the Collateral.

     9. Application of Proceeds. In the event that the Secured Party elects to use and operate the Collateral or a Receiver is appointed, any proceeds shall be applied to the payment of the Secured obligations in such order of priority as the Secured Party shall determine (or, in the case of a receivership, as the court appointing Receiver may direct) and in the event there remains a deficiency after the application of such proceeds, the Debtor shall remain liable for such deficiency. Unless otherwise provided by law or by a court of competent jurisdiction, any surplus shall be returned to the Debtor or to any person or party lawfully entitled thereto (including, if applicable, any subordinated creditors of the Debtor).

     10. Power of Attorney. Subject to the occurrence of any Event of Default, the Debtor hereby irrevocably appoints the Secured Party the true and lawful attorney of the Debtor with full power of substitution, in the name of the Secured Party or in the name of the Debtor or otherwise, for the sole benefit of the Secured Party, without notice to or demand upon the Borrower, for the sole purpose of enforcing any of the rights granted to the Secured Party pursuant to Sections 5 and 6 of this Agreement.

     11. Waivers. Debtor waives demand, presentment, protest, notice of nonpayment and all other notices (other than such notices as are expressly set forth herein). No delay or omission by Secured Party in exercising any right hereunder shall operate as a waiver of such right or any other right. Waiver on any one occasion shall not be construed as a bar to or waiver of any right, remedy, and any rights and remedies, whether evidenced hereby or by any other agreement, instrument or paper, shall be cumulative and may be exercised singularly or concurrently.

     12. Termination; Assignment. This Agreement and the security interest in the Collateral created hereby shall terminate when all of the Secured Obligations have been paid and finally discharged in full in cash. In the event of a sale or assignment by the Secured Party of all or any of the Secured Obligations held by it, the Secured Party may assign or transfer its rights and interests under this Agreement in whole or in party to the purchaser or purchasers of such Secured Obligations, whereupon such purchaser or purchasers shall become vested with all of the powers and rights of the Secured Party hereunder with respect to the rights and interests so assigned, and the Secured Party shall thereafter be forever released and fully discharged from any liability or responsibility hereunder, with respect to the rights and interests so assigned.

     13. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the Secured Party and the Debtor and their respective successors and assigns.

     14. Recourse of Secured Party. The Debtor, its officers, directors, shareholders, employees or agents shall not be personally liable for the payment of any obligations under this Agreement, and in any action brought to enforce any payment obligations of the Debtor the judgment or decree shall be enforceable by the Secured Party only to the extent of its interest in the Collateral, if any.

     15. Confidentiality. Neither party will disclose any part of this Agreement to anyone other than its attorneys, accountants or employees who need to know of its contents in order to perform their duties hereunder, or pursuant to lawful requests of any court of competent jurisdiction or the Securities and Exchange Commission, or pursuant to the requirements of any securities law or regulation.
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     16. Notices. All notices, requests and other communications to the Debtor or to the Secured Party shall be in writing and shall be given at the address provided in the first paragraph hereof.

     17. Construction. The laws of Nevada, including the Uniform Commercial Code, as enacted and amended from time to time in New York shall govern the construction of this Agreement and the rights and duties of the parties hereto; this Agreement shall be deemed to be under seal and executed as of the day and date referred above.

     18. Severability. In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     19. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                            [Signature Page Follows]


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IN WITNESS WHEREOF, the parties have executed this Agreement as a sealed instrument as of the date first above written.


SECURED PARTY:               GENEVA CAPITAL TRUST


                             By: /s/ A. Mayboch


DEBTOR:                      NEUTRON ENTERPRISES, INC.


                             By: /s/ Ciaran Griffin
                             Name: Ciaran Griffin
                             Title: Chief Financial Officer